Page>


                               Table of Contents

                                  The Fund                              Page
            What you should know      Goal/Approach                      2
                  about the fund      Main Risks                         2
                                      Past Performance                   3
                                      Fees and Expenses                  3

                                 Your Investment

        Information for managing      Purchases                          5
               your fund account      Opening Your Account               7
                                      Redemptions                        7
                                      Distributions and Taxes            8
                                      Services For Fund Investors        8
                                      Sales Charges and Service Fees     9
                                      Management                        10

                              For More Information

               How to learn more      Other Investment Techniques       11
                  about the fund      Glossary of Shaded Terms          13
                                      Recent Performance                14

                              Financial Information

                                      Financial Highlights              15
                                      Compensation For Your Dealer      17

                                      Back Cover

     How to learn more about the
fund and other Lord Abbett funds

GOAL / APPROACH

                                     The Fund

     The Alpha Fund seeks long-term capital appreciation. To pursue its objective, the fund invests in a portfolio of three underlying funds managed by Lord Abbett.

DEVELOPING GROWTH FUND   INTERNATIONAL FUND         SMALL-CAP VALUE FUND           We or the fund refers to the
Looks for small          Fundamental research       Looks for companies            Lord Abbett Alpha Fund
companies with exciting  seeks to identify the      that are not closely           ("Alpha Fund"), acting as a
prospects, strong        strongest and/or best      followed, or may               fund of funds by investing
management and above-    positioned companies       currently be out of            in the underlying funds. The
average, long-term       ("Best of Breed") within   favor within the broader       fund is a portfolio of Lord
growth potential         their industries           investment community           Abbett Securities Trust (the
Bottom-up stock          Portfolio typically        Bottom-up stock                "company"). The fund
selection focuses on     focuses on 40-60 of the    selection focuses on           operates under the
fundamentals, not events "Best of Breed" companies, fundamentals, not events       supervision of its Board
                         many of which are small                                   with the advice of Lord,
                                                                                   Abbett & Co. ("Lord
                                                                                   Abbett"), its investment
     All three underlying funds seek their objectives by investing                 manager.
     primarily in companies which are small-sized, based on the value of
     their outstanding stock. The fund decides in which of the underlying          About each fund. The fund is
     funds and in what amounts it will invest at any particular time. The          a professionally managed
     fund can change the amounts invested in any or all underlying funds           portfolio primarily holding
     at any time. As of this prospectus, approximately 40% of the fund's           securities purchased with the
     assets were in Developing Growth Fund, 30% in International Fund,             pooled money ofinvestors.
     and 30% in Small-Cap Value Fund. Each underlying fund may take a              It strives to reach its stated
     temporary defensive position by investing some of its assets in               goals, although as with all funds,
     short-term debt securities. This could reduce the benefit from any            it cannot guarantee results.
     upswing in the market and prevent the fund from realizing its
     investment objective.                                                         Underlying funds currently
                                                                                   consist of:


 MAIN RISKS                                                                        Lord Abbett Developing
                                                                                   Growth Fund ("Developing
     Small-Capitalization Stocks. As a result of investing primarily in            Growth Fund")
     stocks of small-sized companies, the fund will experience periods
     when stock prices generally rise or decline. This means that your             Lord Abbett Securities
     fund investment will fluctuate in value and you could lose money.             Trust - International Fund
     While small companies offer significant appreciation potential, they          ("International Fund") and
     generally carry more risk than larger companies. Small companies may
     be more limited as to product lines, markets and financial                    Lord Abbett Research Fund
     resources. This may make them more susceptible to business setbacks           - Small-Cap Value Fund
     or economic downturns. Small companies tend to be more volatile in            ("Small-Cap Value Fund")
     price and normally have fewer shares outstanding which trade less
     frequently than large companies. Therefore, the securities of                 Best of Breed refers to
     smaller companies may be subject to wider price fluctuations. In              certain companies, primarily
     many instances, the securities of smaller companies are traded over           foreign, that the portfolio
     the counter.                                                                  manager thinks are
                                                                                   candidates for the best in
     Foreign Securities. Each of the underlying funds may invest in                their industries.
     securities that trade in foreign countries, and the International
     Fund expects that a substantial portion of its assets will be so              Fund's Volatility and
     invested. These stocks are not subject to the same degree of                  Balance. The fund's
     regulation and may be more volatile and less liquid than securities           long-term volatility is
     traded in major U.S. markets. This may affect the ability of the              expected to approximate that
     underlying funds to trade with maximum efficiencies. Foreign                  of the unmanaged Salomon
     portfolio securities may be traded on days when an underlying fund            Extended Market Index. Over
     does not value them. Thus, share values could be affected on days an          time, the fund intends to
     investor cannot buy or redeem fund shares. Other risks include less           approximate the index's
     information on public companies, banks and governments; political             balance between foreign and
     and social instability; expropriations; higher transaction costs;             domestic securities by
     currency fluctuations; nondeductable withholding taxes and different          varying its investments in
     accounting and settlement practices.                                          the underlying funds,
                                                                                   subject to the fund's cash
     An investment in the fund is not a bank deposit. It is not                    flow and desire to avoid
     FDIC-insured or government-endorsed. It is not a complete investment          excessive capital gains
     program. You could lose money in this fund, but you also have the             distributions. Past
     potential to make money.                                                      performance and volatility
                                                                                   of the index do not indicate
                                                                                   future results for the index
                                                                                   or the fund. The fund may
                                                                                   not achieve this level of
                                                                                   volatility, balance, or its
                                                                                   objective.

                                                                                   You should read
                                                                                   this entire prospectus,
                                                                                   including "Other Investment
                                                                                   Techniques," which concisely
                                                                                   describes the other
                                                                                   investment strategies and
                                                                                   their risks used by the
                                                                                   fund.


2 The Fund

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


                                                                                  -----------------------
                                                                   Alpha Fund      Symbols: Class A-ALFAX
                                                                                            Class B-ALFBX
                                                                                            Class C-ALFCX
PAST PERFORMANCE

     The information below provides some indication of the risks of investing in the fund by comparing the fund's performance with a broad measure of market performance.


6% -------------------------------------------------------------------             Past performance is not a
5  -------------------------------5.9%--------------------------------             prediction of future
4  -------------------------------------------------------------------             results.
3  -------------------------------------------------------------------             ---------------------------
2  -------------------------------------------------------------------             (i)   The date of inception
1  -------------------------------------------------------------------                   for all classes is
0  -------------------------------------------------------------------                   12/29/97.
                                  98
                                                                                   (ii)  Performance for the
                                                                                         unmanaged Salomon

    BEST QUARTER: 17.97%                       WORST QUARTER: -21.24%                    Brothers EMI Index
--------------------------------------------------------------------------------         does not reflect
The table below shows a comparison of the fund's class A, B and C average annual         transaction costs or
total return to that of the Salomon Brothers Extended Market Index ("Salomon             management fees.
Brothers EMI Index"). Fund returns assume reinvestment of dividends and
distributions and payment of the maximum applicable front-end or deferred sales    (iii) Represents total
charge. All periods end on December 31, 1998.                                            return for the
                                                                                         period 12/31/97-
CLASS                                          1 YEAR          INCEPTION(i)              12/31/98, to
A                                              (0.10)%             0.69%                 correspond with
--------------------------------------------------------------------------------         the inception
B                                               1.14%              1.95%                 date for all classes.
--------------------------------------------------------------------------------
C                                               5.36%              6.16%           Management fees are payable
--------------------------------------------------------------------------------   to Lord Abbett for the
Salomon Brothers EMI Index(ii)                  5.92%              5.92%(iii)      fund's investment
--------------------------------------------------------------------------------   management. Lord Abbett is
                                                                                   currently waiving the
FEES AND EXPENSES                                                                  management fee for the fund.
                                                                                   Lord Abbett may stop waiving
     This table describes the fees and expenses that you may pay if you            the management fee at any
     buy and hold shares of the fund.                                              time. Total operating
                                                                                   expenses with the fee waiver
---------------------------------------------------------------------------------  are 0.35% (class A shares),
Fee Table                                                                          1.00% (class B and C
---------------------------------------------------------------------------------  shares), and .45% (class P
                                               Class A  Class B  Class C  Class P  shares).

Shareholder Fees (Fees paid directly from your investment)
---------------------------------------------------------------------------------  12b-1 fees refer to fees
Maximum Sales Charge on Purchases                                                  incurred for activities that
---------------------------------------------------------------------------------  are primarily intended to
(as a % of offering price)                      5.75%     none    none    none     result in the sale of fund
---------------------------------------------------------------------------------  shares and service fees for
Maximum Deferred Sales Charge (See "Purchases") none     5.00%(3) 1.00%   none     shareholder account service
---------------------------------------------------------------------------------  and maintenance.
Annual Fund Operating Expenses (Expenses deducted from fund assets)
(as a % of average net assets)(1)                                                  Other expenses include fees
---------------------------------------------------------------------------------  paid for miscellaneous items
Management Fees (See "Management")             0.50%     0.50%    0.50%   0.50%    such as transfer agency,
---------------------------------------------------------------------------------  legal and share registration
Distribution and Service (12b-1) Fees(2)       0.35%     1.00%    1.00%   0.45%    fees. The fund has entered
---------------------------------------------------------------------------------  into a servicing arrangement
Other Expenses (See "Management")              0.00%     0.00%    0.00%   0.00%    with the underlying funds
---------------------------------------------------------------------------------  under which the underlying
Total Operating Expenses                       0.85%     1.50%    1.50%   0.95%    funds may bear certain of
---------------------------------------------------------------------------------  the fund's Other Expenses.
                                                                                   As a result, the fund does
                                                                                   not expect to bear any of
                                                                                   these Other Expenses.
                                                                                   ----------------------------
                                                                                   (1) The annual operating
                                                                                       expenses have been restated
                                                                                       from fiscal year amounts to
                                                                                       reflect current fees.

                                                                                   (2) Because 12b-1 distribution
                                                                                       fees (up to: 0.10%- class A;
                                                                                       0.75%-classes B and C; and
                                                                                       0.25%-class P) are paid out
                                                                                       on an on-going basis, over
                                                                                       time they will increase the
                                                                                       cost of your investment and
                                                                                       may cost you more than
                                                                                       paying other types of sales
                                                                                       charges. Service fees under
                                                                                       each class's 12b-1 Plan
                                                                                       equal up to 0.25%, except
                                                                                       0.20%- class P.

                                                                                   (3) Class B shares will convert
                                                                                       to class A shares on the
                                                                                       eighth anniversary of your
                                                                                       original purchase.

                                                                      The Fund 3


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

     While each class of shares of the Alpha Fund is expected to operate with the direct total operating expenses shown under "Fees and Expenses," shareholders in the Alpha Fund bear indirectly the class
     Y share expenses of the underlying funds in which the Alpha Fund invests. The following chart provides the expense ratio for each of the underlying fund's class Y shares, as well as the percentage of the Alpha Fund's net assets invested in each underlying fund on October 31, 1998:


                                      Underlying Funds'         % of Alpha Fund
                                       expense ratios              net assets

Lord Abbett Developing Growth Fund          .70%                      30%
--------------------------------------------------------------------------------
Lord Abbett Small-Cap Value Fund           1.05%                      30%
--------------------------------------------------------------------------------
Lord Abbett International Fund             1.01%                      40%
--------------------------------------------------------------------------------
                                                                     100%
                                                                 ---------------

     Based on these figures, the weighted average class Y share expense ratio for the underlying funds in which Alpha Fund invests is 0.93%
     (the "underlying expense ratio"). This figure is only an approximation of the Alpha Fund's underlying expense ratio, since its assets invested in each of the underlying funds changes daily.

--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class             1 Year        3 Years        5 Years       10 Years

Class A shares           $657           $830         $1,019        $1,566
--------------------------------------------------------------------------------
Class B shares(3)        $652           $774         $1,018        $1,617
--------------------------------------------------------------------------------
Class C shares           $252           $474           $818        $1,793
--------------------------------------------------------------------------------
Class P shares            $97           $302           $526        $1,169
---------------------------------------------------------------------------------
You would pay the following expenses on the same investment, assuming you kept your shares.
Class A shares           $657           $830         $1,019        $1,566
---------------------------------------------------------------------------------
Class B shares(3)        $152           $474           $818        $1,617
---------------------------------------------------------------------------------
Class C shares           $152           $474           $818        $1,793
---------------------------------------------------------------------------------
Class P shares            $97           $302           $526        $1,169
---------------------------------------------------------------------------------
This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

See Footnote (3) On Prior Page.



4 The Fund


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                             YOUR INVESTMENT

PURCHASES

     This prospectus offers four classes of shares: classes A, B, C and P
     (call 800-521-5129 to find out if P shares are available in your state). Although a fund may have more than one class of shares,
     these different classes of shares represent investments in the same           NAV per share for each class of
     portfolio of securities but are subject to different expenses. Our            fund shares is calculated each
     shares are continuously offered. The offering price is based on the           business day at the close of
     Net Asset Value ("NAV") per share next determined after we receive            regular trading on the New York
     your purchase order submitted in proper form. A front-end sales               Stock Exchange ("NYSE"). The
     charge is added to the NAV, in the case of the class A shares. There          fund is open on those business
     is no front-end sales charge, although there is a Contingent                  days when the NYSE is open.
     Deferred Sales Charge in the case of the class B and class C shares,          Purchases and sales of fund
     as described below.                                                           shares are executed at the NAV
                                                                                   next determined after the fund
     You should read this section carefully to determine which                     receives your order. In
     class of shares represents the best investment option                         calculating NAV, securities for
     for your particular situation. It may not be suitable for you                 which market quotations are
     to place a purchase order for class B shares of $500,000 or more, or          available are valued at those
     a purchase order for class C shares of $1,000,000 or more. You                quotations. Securities for which
     should discuss pricing options with your investment professional.             such quotations are not
                                                                                   available are valued at fair
     For more information, see "Alternative Sales Arrangements" in the             value under procedures approved
     Statement of Additional Information.                                          by the Board.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also
     reserve the right to waive or change minimum investment                       Share classes
     requirements. All purchase orders are subject to our acceptance and
     are not binding until confirmed or accepted in writing.                       Class A
                                                                                     normally offered with a front-
------------------------------------------------------------------------------       end sales charge
Front-End Sales Charges - Class A Shares                                           Class B
------------------------------------------------------------------------------       no front-end sales charge,
                                                              To Compute             how-ever, a contingent
                           As a % of         As a % of      Offering Price           deferred sales charge is
Your Investment         Offering Price   Your Investment     Divide NAV by           applied to shares sold
------------------------------------------------------------------------------       prior to the sixth
Less than $50,000           5.75%             6.10%             .9425                anniversary of purchase
------------------------------------------------------------------------------       higher annual expenses
$50,000 to $99,999          4.75%             4.99%             .9525                than class A shares
------------------------------------------------------------------------------       automatically convert
$100,000 to $249,999        3.75%             3.90%             .9625                to class A shares after
------------------------------------------------------------------------------       eight years
$250,000 to $499,999        2.75%             2.83%             .9725              Class C
------------------------------------------------------------------------------       no front-end sales charge
$500,000 to $999,999        2.00%             2.04%             .9800                higher annual expenses
------------------------------------------------------------------------------       than class A shares
$1,000,000 and over         No Sales Charge                    1.0000                a contingent deferred
------------------------------------------------------------------------------       sales charge is applied
                                                                                     to shares sold prior
     Reducing Your Class A Front-End Sales Charges. Class A shares may be            to the first anniversary of
     purchased at a discount if you qualify under either of the                      purchase
     following:                                                                    Class P
                                                                                     available to certain pension
        Rights of Accumulation-- A Purchaser can apply the value (at                 or retirement plans and
        public offering price) of the shares already owned to a new                  pursuant to a Mutual Fund
        purchase of class A shares of any Eligible Fund in order to                  Advisory Program
        reduce the sales charge.


        Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.

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                                                              Your Investment 5




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
     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following:

       purchases of $1 million or more*

       purchases by Retirement Plans with at least 100 eligible employees*

       purchases under a Special Retirement Wrap Program*                         *These categories may be subject
                                                                                   to a Contingent Deferred Sales
       purchases made with dividends and distributions on class A shares           Charge ("CDSC").
       of another Eligible Fund
                                                                                   CDSC regardless of class, is not
       purchases representing repayment under the loan feature of the              charged on shares acquired
       Lord Abbett-sponsored prototype 403(b) Plan for class A                     through reinvestment of
       shares                                                                      dividends or capital gains
                                                                                   distributions and is charged on
       purchases by employees of any consenting securities dealer having           the original purchase cost or
       a sales agreement with Lord Abbett Distributor                              the current market value of the
                                                                                   shares at the time they are
       purchases under a Mutual Fund Advisory Program                              being sold, whichever is lower.
                                                                                   In addition, repayment of loans
       purchases by trustees or custodians of any pension or profit                under Retirement Plans and
       sharing plan, or payroll deduction IRA for employees of any                 403(b) plans will constitute new
       consenting securities dealer having a sales agreement with Lord             sales for purposes of assessing
       Abbett Distributor                                                          the CDSC.

     See the Statement of Additional Information for a listing of other            To determine if a CDSC applies to a
     categories of purchasers who qualify for class A share purchases              redemption, the fund redeems shares
     without a front-end sales charge.                                             in the following order:
                                                                                   1. shares acquired by
     Class A Share CDSC. If you buy class A shares under one of the                   reinvestment of
     starred (*) categories listed above and you redeem any of them                   dividends and capital
     within 24 months after the month in which you initially purchased                gains
     them, the fund normally will collect a CDSC of 1%.                            2. shares held for six years or
                                                                                      more (class B) or two years
     The class A share CDSC generally will be waived for the following:               or more after the month of
                                                                                      purchase (class A) or one
       benefit payments such as Retirement Plan loans, hardship                       year or more (class C)
       withdrawals, death, disability, retirement, separation from                 3. shares held the longest
       service or any excess distribution under Retirement Plans                      before the sixth anniversary
      (documentation may be required)                                                 of their purchase (class B)
                                                                                      or before the second
       redemptions continuing as investments in another fund                          anniversary after the month
       participating in a Special Retirement Wrap Program                             of purchase (class A) or
                                                                                      before the first anniversary
                                                                                      of their purchase (class C)
     Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial
     purchase. The CDSC declines the longer you own your shares,                   Retirement Plans include
     according to the following schedule:                                          employer-sponsored retirement
                                                                                   plans under the Internal Revenue
------------------------------------------------------------------------------     Code, excluding Individual
Contingent Deferred Sales Charge - Class B Shares                                  Retirement Accounts.
------------------------------------------------------------------------------
                                                                                   Lord Abbett Distributor LLC
Anniversary(1) of                         Contingent Deferred Sales Charge         ("Lord Abbett Distributor") acts
the day on which the                      on redemption (as % of amount            as agent for the fund to work
purchase order was accepted               subject to charge)                       with investment professionals
                                                                                   that buy and/or sell shares of
On                          Before                                                 the fund on behalf of their
                             1st                     5.0%                          clients. Generally, Lord Abbett
------------------------------------------------------------------------------     Distributor does not sell fund
1st                          2nd                     4.0%                          shares directly to investors.
------------------------------------------------------------------------------
2nd                          3rd                     3.0%                          Benefit Payment Documentation.
------------------------------------------------------------------------------     (class A only)
3rd                          4th                     3.0%
------------------------------------------------------------------------------       under $50,000 - no
4th                          5th                     2.0%                            documentation necessary
------------------------------------------------------------------------------       over $50,000 - reason
5th                          6th                     1.0%                            for benefit payment must
------------------------------------------------------------------------------       be received in writing.
on or after the 6th(2)                               None                            Use the address indicated
------------------------------------------------------------------------------       under "Opening Your
                                                                                     Account."

(1) For class B and C shares, anniversary is the 365th day subsequent to a purchase or a prior anniversary, starting with the day of purchase.
(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

     The class B share CDSC generally will be waived under any one of the following:

       benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans


6 Your Investment


       Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts death of the shareholder (natural person)

       redemptions of shares in connection with Div-Move and Systematic
       Withdrawal Plans (up to 12% per year)                                       Important Information. You may
                                                                                   be subject to a $50 penalty
     See "Systematic Withdrawal Plan" under "Services For Fund Investors"          under the Internal Revenue Code
     below for more information on CDSCs with respect to class B shares.           if you do not provide a correct
                                                                                   taxpayer identification number
     Class C Share CDSC. The 1% CDSC for class C shares normally applies           (Social Security Number for
     if you redeem your shares before the first anniversary of your                individuals) or make certain
     original purchase.                                                            required certifications. In
                                                                                   addition, we may be required to
     Class P Shares. Class P shares have lower annual expenses than class          withhold from your account and
     B and class C shares, no front-end sales charge, and no CDSC. Class           pay to the U.S. Treasury 31% of
     P shares are currently sold and redeemed at NAV (a) pursuant to a             any redemption proceeds and any
     Mutual Fund Advisory Program, or (b) to the trustees of, or                   dividend or distribution from
     employer-sponsors with respect to, pension or retirement plans with           your account.
     at least 100 eligible employees (such as a plan under Section
     401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

     Minimum initial investment

       Regular account                                         $1,000

       Individual Retirement Accounts and 403(b)
       Plans under the Internal Revenue Code                     $250

       Uniform Gift to Minor Account                             $250

     For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

     Alpha Fund
     P.O. Box 419100
     Kansas City, MO 64141

     Proper Form. An order submitted directly to the fund must contain:
     (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

     By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating, the name(s) in which the

                                                              Your Investment 7


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
     account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal
     Capacity, the signature and capacity must be guaranteed by an
     Eligible Guarantor. Certain other legal documentation may be                  Eligible Guarantor is any broker
     required. For more information regarding proper documentation call            or bank that is a member of the
     800-821-5129.                                                                 Medallion Stamp Program. Most
                                                                                   major securities firms and banks
     Normally a check will be mailed to the name and address in which the          are members of this program. A
     account is registered (or otherwise according to your instruction)            notary public is not an eligible
     within three business days after receipt of your redemption request.          guarantor.
     Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

     To determine if a CDSC applies to a redemption, see "Class A share
     CDSC," "Class B share CDSC" or "Class C share CDSC."

DISTRIBUTIONS AND TAXES

     The fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized.
     The fund expects to pay such income dividends to shareholders annually. If a capital gain distribution is declared, it will be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

     The tax status of distributions is the same for all shareholders                  Taxes on Transactions. The chart
     regardless of how long they have been in the fund and whether                     at left also can provide a "rule
     distributions are reinvested or paid in cash. In general,                         of thumb" guide for your
     distributions are taxable as follows:                                             potential U.S. federal income
                                                                                       tax liability when selling or
------------------------------------------------------------------------------         exchanging fund shares. The
Federal Taxability Of Distributions                                                    second row, "Short-term capital
                                                                                       gains," applies to fund shares
Type of          Tax rate for taxpayer         Tax rate for taxpayer subject           sold within 12 months of
distribution     subject to 15% bracket        to 28% bracket or above                 purchase. The third row,
------------------------------------------------------------------------------         "Long-term capital gains,"
Income                                         Ordinary                                applies to shares held for more
dividends        15%                           income rate                             than 12 months.
------------------------------------------------------------------------------
Short-term                                     Ordinary                                Starting January 1, 2001, sales of
capital gains    15%                           income rate                             securities held for more than five
------------------------------------------------------------------------------         years will be taxed at special
Long-term                                                                              lower rates.
capital gains    10%                           20%
------------------------------------------------------------------------------

     Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

     Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. Each fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS
AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 800-821-5129.

8 Your Investment


------------------------------------------------------------------------------
For investing

Invest-A-Matic    You can make fixed, periodic investments ($50 minimum)
(Dollar-cost      into your fund account by means of automatic money
averaging)        transfers from your bank checking account. See the
                  attached application for instructions.                           Lord Abbett offers a variety of
                                                                                   Retirement Plans. Call
Div-Move          You can automatically reinvest the dividends and                 800-253-7299 for information
                  distributions from your account into another account in          about:
                  any Eligible Fund ($50 minimum).                                   Traditional, Rollover, Roth
                                                                                     and Education IRAs
For selling shares                                                                   Simple IRAs, SEP-IRAs, 401(k) and
                                                                                     403(b) accounts
Systematic        You can make regular withdrawals from most Lord Abbett             Defined Contribution Plans
Withdrawal        funds. Automatic cash withdrawals can be paid to you
Plan ("SWP")      from your account in fixed or variable amounts. To               Telephone Transactions. You have
                  establish a plan, the value of your shares must be at            this privilege unless you refuse
                  least $10,000, except for Retirement Plans for which             it in writing. For your
                  there is no minimum. Your shares must be in                      security, telephone transaction
                  non-certificate form.                                            requests are recorded. We will
                                                                                   take measures to verify the
                                                                                   identity of the caller, such as
Class B shares    The CDSC will be waived on redemptions of up to 12% of           asking for your name, account
                  the current net asset value of your account at the time          number, social security or
                  of your SWP request. For class B share redemptions over          taxpayer identification number
                  12% per year, the CDSC will apply to the entire                  and other relevant information.
                  redemption. Please contact the fund for assistance in            The fund will not be liable for
                  minimizing the CDSC in this situation.                           following instructions
                                                                                   communicated by telephone that
                                                                                   it reasonably believes to be
Class B and       Redemption proceeds due to a SWP for class B and class           genuine.
C shares          C shares will be C shares redeemed in the order
                  described under "Contingent Deferred Sales Charges"
                  under "Purchases."
                                                                                   Transactions by telephone may be
------------------------------------------------------------------------------     difficult to implement in times
OTHER SERVICES                                                                     of drastic economic or market
                                                                                   change.
     Telephone Investing. After we have received the attached application
     (selecting "yes" under Section 7C and completing Section 7), you can          Exchanges by telephone should
     instruct us by phone to have money transferred from your bank                 not be used to take advantage of
     account to purchase shares of the fund for an existing account. The           short-term swings in the market.
     fund will purchase the requested shares when it receives the money            The fund reserves the right to
     from your bank.                                                               limit or terminate this
                                                                                   privilege for any shareholder
     Telephone Exchanges. You or your investment professional, with                making frequent exchanges or
     proper identification, can instruct your fund by telephone to                 abusing the privilege and may
     exchange shares of any class for shares of the same class of any              revoke the privilege for all
     Eligible Fund by calling 800-821-5129. The fund must receive                  shareholders upon 60 days'
     instructions for the exchange before the close of the NYSE on the             written notice.
     day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

     Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized

                                                               Your Investment 9


Page>





     Institutions that sell the fund's shares and service its shareholder accounts.


     Sales compensation originates from two sources: sales charges and
     12b-1 distribution fees that are paid out of the fund's assets.
     Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan
     adopted by the fund. The sales charges and 12b-1 fees paid by                 12b-1 fees are payable
     investors are shown in the class-by-class information under "Fees             regardless of expenses. The
     and Expenses" and "Purchases." The portion of these expenses that is          amounts payable by a fund need
     paid as sales and service compensation to Authorized Institutions,            not be directly related to
     such as your dealer, is shown in the chart at the end of this                 expenses. If Lord Abbett
     prospectus. The portion of such sales and service compensation paid           Distri-butor's actual expenses
     to Lord Abbett Distributor is discussed under "Sales Activities" and          exceed the fee payable to it, a
     "Service Activities." Sometimes we do not pay sales and service               fund will not have to pay more
     compensation where tracking data is not available for certain                 than that fee. If Lord Abbett
     accounts or where the Authorized Institution waives part of the               Distributor's expenses are less
     compensation.                                                                 than the fee it receives, Lord
                                                                                   Abbett Distributor will keep the
     We may pay Additional Concessions to Authorized Institutions from             full amount of the fee.
     time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay
     Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay Rule 12b-1 service fees to Authorized
     Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts.
     Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT


     The fund's investment adviser is Lord, Abbett & Co., 767 Fifth
     Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services
     Lord Abbett provides to the fund, see the Statement of Additional
     Information.

     Under the Management Agreement, the fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets at the annual rate of .50 of 1% for allocating the Alpha Fund's assets among the underlying funds. However, because Lord Abbett expects to waive this fee for the current fiscal year of the fund, the effective fee payable as a percentage of average net assets is expected to be at the annual rate of zero percent.

     Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments. Robert G. Morris, Partner of Lord Abbett, heads the team, which includes the Senior Managers of three underlying funds: Steven J. McGruder, Developing Growth
     Fund; Christopher J. Taylor, International Fund; and Robert P.
     Fetch, Small-Cap Value Fund. Mr. Morris has been with Lord Abbett for more than five years. Mr McGruder joined Lord Abbett in 1995;
     prior to then he was a Vice President of Wafra Investment Advisory
     Group, a private investment company, from 1988-1995. Christopher J.
     Taylor has been employed by Fuji-Lord Abbett International Ltd., the sub-adviser of the fund of which Lord Abbett is a minority owner, and its predecessor companies since 1987. Robert P. Fetch, Partner of Lord Abbett, has been with Lord Abbett since 1995; prior to that he was a Managing Director of Prudential Investment Advisors from 1983 to 1995.


10 Your Investment

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

This section describes some of the investment techniques that might be used by the underlying funds, and their risks.


Adjusting Investment Exposure. Each underlying fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. Each underlying fund may use one or more of the following strategies: options and futures contracts, short sales of securities, and rights and warrants. The underlying fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


Borrowing. Each underlying fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

Developing Growth Fund. The investment objective of the Developing Growth Fund is long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter. In pursuing Developing Growth Fund's objective, it invests primarily in the common stocks of companies with long-range growth potential, particularly smaller companies that Lord Abbett believes to be in the developing growth phase.

Lord Abbett views the developing growth phase as a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. Developing Growth Fund focuses on companies which it believes are strongly positioned in this phase. Of course, because the actual growth of a company cannot be foreseen, Lord Abbett may not always be correct in its judgments about which phase a company is in at a particular time.

Diversification. Each underlying fund is a diversified fund. This means that as to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the underlying fund would hold more than 10% of the outstanding voting securities of the issuer.

Foreign Currency Hedging Techniques. Both the International Fund and the Small-Cap Value Fund may use Foreign Currency Hedging Techniques. Although these two funds do not normally engage in extensive currency hedging, they may use currency forwards and options to hedge the risk to the portfolio if they expect that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a fund to lock in a specified exchange rate for a period of time. If the fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The underlying funds generally will not enter into a forward contract with a term greater than one year. Under some circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the



                                                        For More Information 11



Page>





completion of forward contracts. Although such contracts will be used primarily to attempt to protect the fund from adverse currency movements, their use involves the risk Lord Abbett will not accurately predict currency movements, and the fund's return could be reduced.

High Yield Debt Securities. The Small-Cap Value Fund may invest in high yield debt securities although it will not invest more than 5% of its assets measured at the time of investment in them. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment-grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

Illiquid Securities. Each underlying fund may invest up to 15% of its assets in illiquid securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. International Fund. The investment objective of the International Fund is long-term capital appreciation. Current income is incidental to the International Funds objective and the fund may invest in securities that do not produce any income. The fund may invest in securities of companies domiciled in developed countries and in developing countries, including common and preferred stocks, convertible securities, rights and awards to purchase common stocks. Normally, at least 80% of the total assets of this fund will be invested in equity securities of companies that are domiciled in at least three different countries outside the United States. Although the International Fund invests primarily in equity securities of companies with market capitalization of less than $1 billion, it may also invest in large and middle capitalization securities.

Portfolio Securities Lending. Each underlying fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities if the borrower defaults. Each underlying fund will limit its securities loans to 33 1/3% of its total assets.
Repurchase Agreements. Both the International Fund and the Small-Cap Value Fund may enter into repurchase agreements. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

Short-Term Fixed-Income Securities. Each underlying fund is authorized to invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: obligations of the U.S. government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

Small-Cap Value Fund. The Small-Cap Value Fund's investment objective is long-term capital appreciation. This fund invests primarily in equity securities which it believes to be undervalued. In doing so, the Small-Cap Value Fund usually invests in smaller companies which may be out of favor with or not closely followed by investors, and sometimes offer substantial appreciation potential. The production of income is of incidental importance, and the fund may buy securities that do not produce any income. Up to 35% of the fund's net assets may be invested in securities that are traded in foreign countries.



12 For More Information

When-Issued or Delayed Delivery Transactions. Both the International
Fund and Small-Cap Value Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. A fund would do this in effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price.
Also, if a fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of that fund's net asset value.

GLOSSARY OF SHADED TERMS

Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord
Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett
Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord
Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or
shares of other Lord Abbett-sponsored funds.                                    Guaranteed signature. An
                                                                                acceptable form of guarantee
Authorized Institutions. Institutions and persons permitted by law to           would be as follows:
receive service and/or distribution fees under a Rule 12b-1 plan are
"authorized institutions." Lord Abbett Distributor is an Authorized              In the case of the estate -
Institution.
                                                                                    Robert A. Doe
Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except            Executor of the Estate of
for certain tax-free, single-state funds where the exchanging                       John W. Doe
shareholder is a resident of a state in which such a fund is not offered
for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett             [Date]
U.S. Government Securities Money Market Fund ("GSMMF") (except for
holdings in GSMMF which are attributable to any shares exchanged from           SIGNATURE GUARANTEED
the Lord Abbett family of funds). An Eligible Fund also is any                  MEDALLION GUARANTEED
Authorized Institutions affiliated money market fund satisfying Lord            NAME OF GUARANTOR
Abbett Distributor as to certain omnibus account and other criteria.            [signature illegible]
                                                                                -------------------------
Eligible Mandatory Distributions. If class B shares represent a part of              AUTHORIZED SIGNATURE
an individual's total IRA or 403(b) investment, the CDSC will be waived          (960)            X9003470
only for that part of a mandatory distribution which bears the same             SECURITIES TRANSFER AGENTS
relation to the entire mandatory distribution as the B share investment         MEDALLION PROGRAM'TM'
bears to the total investment.                                                                     SR

                                                                                 In the case of the corporation -
Legal Capacity. With respect to a redemption request, if (for example)              ABC Corporation
the request is on behalf of the estate of a deceased shareholder, John              Mary B. Doe
W. Doe, by a person (Robert A. Doe) who has the legal capacity to act               By Mary B. Doe, President
for the estate of the deceased shareholder because he is the executor of
the estate, then the request must be executed as follows: Robert A. Doe,            [Date]
Executor of the Estate of John W. Doe. That signature using that
capacity must be guaranteed by an Eligible Guarantor.                           SIGNATURE GUARANTEED
                                                                                MEDALLION GUARANTEED
Similarly, if (for example) the redemption request is on behalf of the          NAME OF GUARANTOR
ABC Corporation by a person (Mary B. Doe) that has the legal capacity to        [signature illegible]
act on behalf of this corporation,                                              -------------------------
                                                                                     AUTHORIZED SIGNATURE
                                                                                (960)            X9003470
                                                                                SECURITIES TRANSFER AGENTS
                                                                                MEDALLION PROGRAM'TM'
                                                                                                       SR

                                                        For More Information 13


Page>





because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible
Guarantor.

Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and
(iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code--more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory
Program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

Concern over economic problems abroad made investors reluctant to take         Year 2000 Issues. Each fund
risk, pushing stock prices down in most sectors. Small-cap stocks, which       could be adversely affected if
are generally less liquid than mid-cap and large-cap stocks, under             the computers used by each fund
performed most other asset classes. The fund declined moderately amid          and their service providers do
difficult market conditions. More recently, the Federal Reserve Board          not properly process and
moved to lower interest rates to restore investor confidence, and              calculate date-related
small-company stocks have rallied. However, relative to most                   information from and after
large-company stocks, small-caps remain meaningfully undervalued. We           January 1, 2000.
view this as a unique opportunity to invest in select small companies.
Furthermore, we anticipate that continued intervention by the Federal          While year 2000-related computer
Reserve will create an environment in which small-cap stocks can perform       problems could have a negative
well.                                                                          effect on the fund, Lord Abbett
                                                                               is working to avoid such problems
                                                                               and has assurances from the fund's
                                                                               service providers that they are
                                                                               taking similar steps. However,
                                                                               because the problem is
                                                                               unprecedented, we don't know
                                                                               whether these efforts will be
                                                                               successful. Accordingly, the
                                                                               fund may be adversely affected.

14 For More Information

                              Financial Information

FINANCIAL HIGHLIGHTS

     This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

                                                           Class A Shares          Class B Shares        Class C Shares
                                                           --------------          --------------        --------------
                                                                              Period Ended October 31,
                                                           ------------------------------------------------------------

Per Share Operating Performance:                             1998(b)                  1998(b)                1998(b)
Net asset value, beginning of period                        $13.52                  $13.52                  $13.52
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                           (.03)(d)                (.11)(d)                (.11)(d)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------------
  loss on investments and foreign
-----------------------------------------------------------------------------------------------------------------------
  currency holdings                                           (.58)                   (.56)                   (.55)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (.61)                   (.67)                   (.66)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $12.91                  $12.85                  $12.86
-----------------------------------------------------------------------------------------------------------------------
Total Return(c)                                              (4.51)%                 (4.96)%                 (4.88)%
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:(c)
-----------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver                                  0.21%                   0.83%                  (0.82)%
-----------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                                  0.63%                   1.26%                   1.24%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                               (0.18)%                 (0.81)%                 (0.82)%
-----------------------------------------------------------------------------------------------------------------------




                                                                              Period Ended October 31,
                                                          ------------------------------------------------------------
Supplemental Data For All Classes:                                              1998
Net assets, end of period (000)                                              $106,279
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         0.01%
-----------------------------------------------------------------------------------------------------------------------

(a) Total return does not reflect the deduction of front-end or contingent deferred sales charges.
(b) From commencement of operations for each class of shares: December 29, 1997.
(c) Not annualized.
(d) Calculated using average shares outstanding during the period.
    See Notes to Financial Statements.





                                                        Financial Information 15


Page>




LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Salomon Brothers
     EMI Index, assuming reinvestment of all dividends and distributions.

     Year      Fund at NAV     Fund at Max        Salomon EMI
                               Offering Price     Index

     12/29/97   10,000         9,428              -                             (1) Reflects the deduction of
     12/31/97   10,081         9,505              10,000
     1/31/98    10,185         9,603              10,068                         the maximum initial sales
     2/28/98    10,991        10,363              10,821                         charge of 5.75%.
     3/31/98    11,627        10,962              11,304
     4/30/98    11,886        11,206              11,383                        (2) Performance for the
     5/31/98    11,709        11,039              11,175                         unmanaged Salomon
     6/30/98    11,494        10,837              11,040                         Brothers EMI Index does
     7/31/98    10,851        10,230              10,592                         not reflect transaction
     8/31/98     8,876         8,368               8,907                         costs, management fees or
     9/30/98     9,053         8,536               9,138                         sales charges.
     10/31/98    9,549         9,003               9,697                         Performance for this
                                                                                 index begins on 12/31/97.

                                                                                (3) This shows total
                                                                                    return which is the
                                                                                    percent change in value,
                                                                                    after deduction of the
                                                                                    maximum initial sales
                                                                                    charge of 5.75%
                                                                                    applicable to class A
                                                                                    shares, with all
                                                                                    dividends and
                                                                                    distributions reinvested
                                                                                    for the periods shown
                                                                                    ending October 31, 1998
                                                                                    using the SEC-required
                                                                                    uniform method to compute
                                                                                    such return.

                                                                                (4) The class B shares were
                                                                                    first offered on 12/29/97.
                                                                                    Performance reflects the
                                                                                    deduction of a CDSC of 4%
                                                                                    (for 1 year) and 3% (for
                                                                                    life of the class).

                                                                                (5) The class C shares were
                                                                                    first offered on
                                                                                    12/29/97. Performance is
                                                                                    at net asset value.

----------------------------------------------------------
   Average Annual Total Return at Maximum Sales Charge for the Periods Ending October 31, 1998

                                      Life
----------------------------------------------------------
  Class A(3)                          (10.00)%
----------------------------------------------------------
  Class B(4)                           (9.71)%
----------------------------------------------------------
  Class C(5)                           (5.83)%
----------------------------------------------------------

16 Financial Information





Page>


COMPENSATION FOR YOUR DEALER






                            FIRST YEAR COMPENSATION

                               Front-end
                               sales charge              Dealers
                               paid by investors         concession             Service fee(1)           Total compensation(2)
Class A investments           (% of offering price)      (% of offering price)  (% of net investment)    (% of offering price)
-------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                       5.75%                   5.00%                    0.25%                5.24%
$ 50,000 - $ 99,999                     4.75%                   4.00%                    0.25%                4.24%
$100,000 - $249,999                     3.75%                   3.25%                    0.25%                3.49%
$250,000 - $499,999                     2.75%                   2.25%                    0.25%                2.49%
$500,000 - $999,999                     2.00%                   1.75%                    0.25%                2.00%
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
First $5 million                no front-end sales charge       1.00%                    0.25%                1.25%
Next $5 million above that      no front-end sales charge       0.55%                    0.25%                0.80%
Next $40 million above that     no front-end sales charge       0.50%                    0.25%                0.75%
Over $50 million                no front-end sales charge       0.25%                    0.25%                0.50%
Class B investments                                             Paid at time of sale (% of net asset value)
All amounts                     no front-end sales charge       3.75%                    0.25%                4.00%
Class C investments
All amounts                     no front-end sales charge       0.75%                    0.25%                1.00%
Class P investments                              Percentage of average net assets
All amounts                     no front-end sales charge       0.25%                    0.20%                0.45%

                      ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments

All amounts                     no front-end sales charge       none                     0.25%                0.25%
Class B investments                                               Percentage of average net assets(4)
All amounts                     no front-end sales charge       none                     0.25%                0.25%
Class C investments
All amounts                     no front-end sales charge       0.75%                    0.25%                1.00%
Class P investments
All amounts                     no front-end sales charge       0.25%                    0.20%                0.45%
--------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first years service fee on class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


                                                        Financial Information 17





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

  More information on this fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT                                               To obtain information:

  Describes the fund, lists portfolio holdings and contains a           By telephone. Call the fund at:
  letter from the fund's manager discussing recent market               800-426-1130
  conditions and the funds investment strategies.
                                                                        By mail.  Write to the fund at:
STATEMENT OF ADDITIONAL INFORMATION ("SAI")                               The Lord Abbett Family of Funds
                                                                        767 Fifth Avenue
  Provides more details about the fund and its policies. A              New York, NY 10153-0203
  current SAI is on file with the Securities and Exchange
  Commission ("SEC") and is incorporated by reference (is               Via the Internet.  Text only
  legally considered part of this prospectus).                          versions of fund documents
                                                                        can be viewed online or
                                                                        downloaded from:

                                                                        Lord, Abbett & Co.
                                                                        http://www.lordabbett.com

                                                                        SEC
                                                                        http://www.sec.gov

                                                                        You can also obtain copies by
                                                                        visiting the SEC's Public
                                                                        Reference Room in Washington, DC
                                                                        (phone 800-SEC-0330) or by
                                                                        sending your request and a
                                                                        duplicating fee to the SEC's
                                                                        Public Reference Section,
                                                                        Washington, DC 20549-6009.

                                                                        LAALPH-1-399
                                                                        (3/99)

Alpha Fund
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
SEC file number: 811-7538

LORD
ABBETT          Alpha Fund


PROSPECTUS
March 1, 1999


[LOGO LORD, ABBETT & CO.]


     As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.

     Class P shares of the fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.


                          STATEMENT OF DIFFERENCES

  The trademark symbol shall be expressed as.........................'TM'